Shaping the Future
With Momentum

Guardion is a company infused with motion and driven by innovation, working to improve quality of life through our clinical nutrition products.

Investor Presentation

MAY 2022

GUARDION® HEALTH SCIENCES

Forward Looking Statement

This presentation of Guardion Health Sciences, Inc. (the “company,” “Guardion,” “we,” “us,” or “our”) includes "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements relate to future events or to our future financial performance and involved known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include statements or assumptions about our plans, strategies, financial performance, financing plans, prospects, capital structure, cash flow, liquidity, goals and objectives for future operations or growth or future events. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any projections or estimates set forth herein. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the company and its management team, are inherently uncertain. A more complete description of these risks and uncertainties can be found in the company’s filings with the U.S. Securities and Exchange Commission available for free at www.sec.gov. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. We undertake no obligation to update any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

GUARDION®
HEALTH SCIENCES

Corporate Overview

Nasdaq: GHSI

Guardion Health Sciences, Inc. (Nasdaq: GHSI), is a clinical nutrition company. Guardion's portfolio of science-based, clinically supported nutrition, medical foods, and dietary supplements support healthcare professionals, their patients, and consumers in achieving health goals. The Company's combination of expertise and scientifically supported products is the foundation of Guardion's growing position within the clinical nutrition marketplace.

Market Capitalization	~$11 M
Recent Share Price (as of 4/29/22)	$0.19
Shares Outstanding** (Shares as 12/31/21 plus shares issued in 1Q2022)	~61.4 M
Cash Balance & Short-Term Investments (as of 12/31/21)	~$9.1 M
Cash Raised in 1Q 2022 (Gross)	$11.0M
52-Week Range*	$0.16 - $2.18

- * March 1, 2021 - Adjusted for a 6:1 reverse stock split
- ** Shares at 12/31/21 plus shares issued in 1Q2022

GUARDION® HEALTH SCIENCES



Highlights

- Well-positioned to compete in the **large and growing global nutrition market** with differentiated and established product portfolio focused on bone, ocular, and immune health
- Well defined **value creation process** focused on clinical evidence, product development and targeted marketing
- **Science-based mindset** that leverages clinical evidence to support our product portfolio
- Viactiv is an established, 20-year-old **brand with strong consumer awareness** and acceptance
- **Established distribution** with many largest retailers and eCommerce channels
- Products focused on **consumer experience and efficacy** that drive differentiation
- Promising **organic growth potential** via product development and increased commercialization
- **Proven and capable leadership**

GUARDION® HEALTH SCIENCES

Nutrition Industry is Large and Growing

Global Supplement and Medical Food Market


$326 Bn
2030
$153 Bn
2020
CAGR = 7.9%

- Increasing awareness of the importance of nutrition
- Growing body of research demonstrating benefits of nutrition
- Increasing geriatric population with unique nutritional needs
- COVID-19 has made consumers more focused on Immune support
- Specific to eye care, consumer dealing with increased screen time and blue light exposure



GUARDION® HEALTH SCIENCES

Sources:
Transparency Market Research; Persistence Market Research; Market Watch, Guidehouse estimates, Global Market Insights report Feb 2019.

Well Defined Value Creation Process

1 Strong Science & Clinical Evidence drive formulations

2 Outstanding products with impactful claims

3 Target customer base w/omni channel approach

Customer Needs	Science-based Formulation	Clinical Evidence	Strong Claims	Product Development	Targeted Marketing
Understand the needs of customer segments	Create science-based formulations that focus on needs of the segment	Execute clinical work on the formulations; share evidence with health care professionals	Identify product claims based on clinical data that highlight points of difference	Create products with a format and taste favored by prospective customers	Execute cost effective, targeted marketing campaigns

GUARDiON® HEALTH SCIENCES

Leveraging Clinical Evidence

- Guardion is leveraging and creating a science / evidence-based foundation through clinical studies to support our nutrition product portfolio
- Investing in clinical research is fundamental to our model
- New placebo-controlled clinical study initiated on Glaucocetin in a new capsule format to evaluate improvements on visual field sensitivity
- 2 peer-reviewed published clinical studies supporting superiority of Lumega-Z vs. leading AREDS-2 supplements



GUARDION® HEALTH SCIENCES


Giving you the strength
to live each day
SHOP NOW
NEW!
Viactiv
Calcium+
BONE
650mg
100 SOFT CHEWS
Viactiv
Calcium+
IMMUNE
& HEALTHY WELLNESS
650mg
90 SOFT CHEWS

Viactiv® is a Strong Growing Brand with Potential for Expansion

GUARDION® HEALTH SCIENCES

Life Enthusiast Mindset

We call our target “Life Enthusiasts.” This is a psychographic profile, or in simpler terms—a mindset. While our consumers span many ages, and come in all shapes and sizes, they tend to have some core beliefs in common.



Active, But Not Always Athletes
Our core consumers like to be active, but they are not necessarily up at the crack of dawn training for a 10K. They often take their “activity” where they can get it — and in ways that fit into their busy lives.



Health is a Priority, But Not an Obsession
They understand that good health doesn’t just happen, but they need help finding their way there. Even when they become aware of a new product with benefits they are interested in, if it’s too much work, not easy to incorporate in their daily routines, or doesn’t taste good — they’re out.



Family Friends, And Laughter Are the Best Medicine
Our Life Enthusiasts have active social and family lives. They are active participants in groups and also love to engage in online groups. They have strong family and intergenerational ties. While they take their health seriously, they don’t take themselves too seriously. They love to share and laugh at the crazy messiness of full lives.

GUARDION® HEALTH SCIENCES

Viactiv

WHO

Life Enthusiasts

WHAT

Your Proven Partner for a Vibrant + Active Life.

WHY

EXPERT	ENJOYABLE	ENGAGED
Our approach to Clinical Nutrition	Our approach to Product Innovation	Our approach to Brand Communication
Viactiv is "Science Powered. Experience Obsessed." Our experts actively select clinically proven ingredients. We design and deliver the best possible usage experience.	Viactiv knows that nutritional products only work when you enjoy taking them. Our products come in truly delicious flavors and easy to use forms.	Viactiv is your go to resource for a vibrant and active life. We support communities, brands and causes that strengthen your well being.

HOW

Curious	Consumer-Centric	Collaborative
We fuel our expertise through challenging the status quo.	We constantly walk in our consumers' shoes.	We work together as one team to meet a common goal.

GUARDION® HEALTH SCIENCES

Core Products Achieve Superior Distribution

Walmart
TARGET
Kroger
amazon
CVS pharmacy
CardinalHealth™
Viactiv
McKESSON


NEW!
Viactiv
Calcium+
IMMUNE


Viactiv
Calcium+
BONE
D K
100 SOFT CHEWS

GUARDION® HEALTH SCIENCES

Superior Consumer Experience

Gluten Free

No FD&C Dyes

No High Fructose Corn Syrup

Peanut/Tree Nut/ Sesame Free


Viactiv

GUARDION® HEALTH SCIENCES

Specific claims vary by product

Organic Growth via Product Development & Commercialization

- 10x more Omega-3 than leading fish oil gummy*
- Delicious Passion Fruit Gel Bites
- No Fish Burps
- Contains No Sugar
- Enhance Absorption



Viactiv
DIETARY SUPPLEMENT
Omega BOOST
1200 mg Omega-3
720mg DHA | 295mg EPA
TOTAL BODY†
HEART BRAIN
EYES JOINTS
PASSION FRUIT FLAVOR
60 CHEWABLE GEL BITES

GUARDION® HEALTH SCIENCES

* Contains 1200mg Omega-3 vs. 100mg in leading gummy.

Strong and Capable Leadership



Bret Scholtes
Chief Executive Officer
Board of Directors



Susan Klein, ND
Director of
Medical Education



Craig J. Sheehan
Chief Commercial Officer



Jeff Benjamin
Chief Accounting Officer



Liza Elder
Brand Manager



Robert N. Weingarten
Chairman on the Board



David W. Evans, PhD
Board of Directors



Donald A. Gagliano, MD
Board of Directors



Mark Goldstone
Board of Directors



Michaela Griggs
Board of Directors

GUARDION® HEALTH SCIENCES

Financial Highlights

Financial highlights for the year ended December 31, 2021 include the following:

- Total revenue increased to $7,233,118 in 2021, as compared to $1,889,844 in 2020, a 283% increase.
- Gross profit was $3,110,434 in 2021; gross loss was $(56,791) in 2020, such 2020 results being negatively impacted by inventory write-downs.
- Gross margin was 43.0% in 2021; gross loss was (3.0%) in 2020, such 2020 results being negatively impacted by inventory write-downs.
- Operating loss increased to $(24,746,806) in 2021, as compared to $(8,551,731) in 2020, reflecting increased sales and marketing costs related to Viactiv®, increased general and administrative expenses, including costs of $2,103,680 related to the acquisition of Viactiv®, and a goodwill impairment (non-cash) charge of $11,893,134 at December 31, 2021.
- Cash and short-term investments at 12/31/21 were $9.1M and Company raised $11.0 (gross) in 1Q22. No debt on the balance sheet
- Closed the Viactiv® acquisition on June 1, 2021. Viactiv® generated net revenue of $11.93M in 2020 and operating income of $1.17M in 2020

GUARDION®
HEALTH SCIENCES



Strategic Priorities – Driving Growth and Creating Value

- **Brand Strategy** – by improving the management of our brand portfolio particularly, by leveraging Viactiv's strong consumer awareness and acceptance

- **Product Strategy** – continuing develop new products that increase our product breadth as well as critically evaluating our current product portfolio in order to improve or discontinue certain products. We are focused on differentiated formulations, product taste, compelling product formats, strong science and competitive cost structures.

- **Sales Channels** – increasing product commercialization through better access to sales channels and leveraging our collective experience, particularly from the Viactiv product distribution.

- **Clinical Nutrition Strategy** – continuing to advance clinical evidence regarding our products, working with suppliers to leverage innovation and increasing awareness of our products and efforts with the healthcare community



GUARDION® HEALTH SCIENCES

Thank You

Guardion Health Sciences, Inc. (Nasdaq: GHSI), is a clinical nutrition company. Guardion's portfolio of science-based, clinically supported nutrition, medical foods, and dietary supplements support healthcare professionals, their patients, and consumers in achieving health goals. The Company's combination of expertise and scientifically supported products is the foundation of Guardion's growing position within the clinical nutrition marketplace.

Guardion Health Sciences, Inc.
2925 Richmond Avenue,
Suite 1200
Houston, Texas 77098

Investor Relations
CORE IR
Scott Arnold
(516) 222-2560
scotta@coreir.com

GUARDION® HEALTH SCIENCES